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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-05651 and 333-69755) of Verilink Corporation of our report dated July 21, 1999, except as to Note 9 which is as of September 22, 1999, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP


San Jose, California
September 27, 1999